Exhibit 10

                     POWER TECHNOLOGY, INC. (THE "COMPANY")
                 2004-B STOCK OPTION, SAR, AND STOCK BONUS PLAN

                                   ARTICLE 1.

                        PURPOSE AND ADOPTION OF THE PLAN

1.1. PURPOSE. The purpose of the Power Technology, Inc. 2004-B Stock Option, SAR, and Stock Bonus Plan (hereinafter referred to as the "Plan") is to assist in attracting and retaining highly competent key employees, non-employee directors and consultants and to act as an incentive in motivating selected key employees, non-employee directors and consultants of the Company and its Subsidiaries (as defined below) to achieve long-term corporate objectives.

1.2. ADOPTION AND TERM. The Plan has been approved by the Board of Directors (hereinafter referred to as the "Board") of the Company and by the majority of its shareholders, to be effective as of August 1, 2004 (the "Effective Date"). The Plan shall remain in effect until terminated by action of the Board; provided, however, that no Incentive Stock Option (as defined below) may be granted hereunder after the tenth anniversary of the Effective Date.

                                   ARTICLE II.

                                   DEFINITIONS

For the purposes of this Plan, capitalized terms shall have the following meanings:

2.1. AWARD means any grant to a Participant of one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI.

2.2. AWARD AGREEMENT means a written agreement between the Company and a Participant or a written notice from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

2.3. AWARD PERIOD means, with respect to an Award, the period of time set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

2.4. BENEFICIARY means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company or by operation of law, succeeds to the rights and obligations of the Participant under the Plan and an Award Agreement upon the Participant's death.

2.5. BOARD means the Board of Directors of the Company.

2.6. CHANGE IN CONTROL means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

      (a) The acquisition in one or more transactions by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
Act) (a "Person") of beneficial ownership (within the meaning of Rule l3d-3 promulgated under the Exchange Act) of shares or other securities (as defined in
Section 3(a)(10) of the Exchange Act) representing 50% or more of either (i) the Outstanding Common Stock or (ii) the Company Voting Securities; provided, however, that a Change in Control as defined in this clause (a) shall not be deemed to occur in connection with any acquisition by the Company, an employee benefit plan of the Company or any Person who immediately prior to the Effective Date is a holder of Outstanding Common Stock or Company Voting Securities (a "Current Stockholder") so long as such acquisition does not result in any Person other than the Company, such employee benefit plan or such Current Stockholder beneficially owning shares or securities representing 50% or more of either the Outstanding Common Stock or Company Voting Securities; or

      (b) Any election has occurred of persons as directors of the Company that causes two-thirds or more of the Board to consist of persons other than (i) persons who, were members of the Board on the Effective Date and (ii) persons who were nominated by the Board for election as members of the Board at a time when at least two-thirds of the Board consisted of persons who were members of the Board on the Effective Date; provided, however, that any person nominated for election by the Board when at least two-thirds of the members of the Board are persons described in subclause (i) or (ii) and persons who were themselves previously nominated in accordance with this clause (b) shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in subclause (ii); or

     (c) Approval by the stockholders of the Company of a reorganization, merger, consolidation or similar transaction (a "Reorganization Transaction"), in each case, unless, immediately following such Reorganization Transaction, more than 50% of, respectively, the outstanding shares of common stock (or similar equity security) of the corporation or other entity resulting from or surviving such Reorganization Transaction and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and the Company Voting Securities immediately prior to such Reorganization Transaction in substantially the same proportions as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such Reorganization Transaction; or

     (d) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company to a corporation or other entity, unless, with respect to such corporation or other entity, immediately following such sale or other disposition more than 50% of, respectively, the outstanding shares of common stock (or similar equity security) of such corporation or other entity and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and the Company Voting Securities immediately prior to such sale or disposition in substantially the same proportions as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition.

2.7 CODE means the Internal Revenue Code of 1986, as amended. References to a section of the Code include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

2.8 COMMITTEE means the committee established in accordance with Section 3.1.

2.9. COMPANY means Power Technology, Inc., a Nevada Corporation, and its successors.

2.10 COMMON STOCK means the Common Stock of the Company, par value $0.001 per share.

2.11. COMPANY VOTING SECURITIES means the combined voting power of all outstanding securities of the Company entitled to vote generally in the election of directors of the Company.

2.12. DATE OF GRANT means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

2.13. EFFECTIVE DATE shall have the meaning given to such term in Section 1.2.

2.14. EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

2.15. FAIR MARKET VALUE means, as of any applicable date: (i) if the Common Stock is listed on a national securities exchange or is authorized for quotation on The Nasdaq National Market System ("NMS"), the closing price, regular way, of the Common Stock on such exchange or NMS, as the case may be, on such date or if no sale of the Common Stock shall have occurred on such date, on the next preceding date on which there was such a reported sale; or (ii) if the Common Stock is not listed for trading on a national securities exchange or authorized for quotation on NMS, the closing bid price as reported by The Nasdaq SmallCap Market on such date, or if no such price shall have been reported for such date, on the next preceding date for which such price was so reported; or (iii) if the Common Stock is not listed for trading on a national securities exchange or authorized for quotation on NMS or The Nasdaq SmallCap Market (if applicable), the last reported bid price published in the "pink sheets" or displayed on the National Association of Securities Dealers, Inc. ("NASD") Electronic Bulletin Board, as the case may be; or (iv) if the Common Stock is not listed for trading on a national securities exchange, is not authorized for quotation on NMS or The Nasdaq SmallCap Market and is not published in the "pink sheets" or displayed on the NASD Electronic Bulletin Board, the fair market value of the Common Stock as determined in good faith by the Committee.

2.16 INCENTIVE STOCK OPTION means a stock option within the meaning of Section 422 of the Code.

2.17. MERGER means any merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Company.

2.18. NON-EMPLOYEE DIRECTOR means a member of the Board who (i) is not currently an officer or otherwise employed by the Company or a parent or a subsidiary of the Company, (ii) does not receive compensation directly or indirectly from the Company or a parent or a subsidiary of the Company for services rendered as a consultant or in any capacity other than as a director, except for an amount for which disclosure would not be required pursuant to Item 404(a) of Regulation S-K, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

2.19.   NON-EMPLOYEE   DIRECTOR  OPTION  means  a  stock  option  granted  to  a
Non-Employee Director in accordance with Section 6.1 (a).

2.20. NON-QUALIFIED STOCK OPTION means a stock option that is not an Incentive Stock Option.

2.21. OPTIONS means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

2.22. OUTSTANDING COMMON STOCK means, at any time, the issued and outstanding shares of Common Stock.

2.23. PARTICIPANT means a person designated to receive an Award under the Plan in accordance with Section 5.1.

2.24. PLAN means the 2004-B Stock Option, SAR, and Stock Bonus Plan as described herein, as the same may be amended from time to time.

2.25 PURCHASE PRICE, with respect to Options, shall have the meaning set forth in Section 6.1(b).

2.26. RETIREMENT means early or normal retirement under a pension plan or arrangement of the Company or one of its Subsidiaries in which the Participant participates.

2.27. SUBSIDIARY means a subsidiary of the Company within the meaning of Section 424(f) of the Code.

2.28. TERMINATION OF EMPLOYMENT means the voluntary or involuntary termination of a Participant's employment with the Company or a

Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, or whether a Termination of Employment shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion. In the case of a consultant who is not an employee of the Company or a Subsidiary, Termination of Employment shall mean voluntary or involuntary termination of the consulting relationship for any reason. In the case of a Non-Employee Director, Termination of Employment shall mean voluntary or involuntary termination, non-election, removal or other act that results in such Non-Employee Director no longer serving in such capacity.

                                  ARTICLE III.

                                 ADMINISTRATION

3.1. COMMITTEE. The Plan shall be administered by a committee of the Board (the "Committee") comprised of at least one person. The Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee may, subject to compliance with applicable legal requirements, with respect to Participants who are not subject to Section 16(b) of the Exchange Act, delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company. In addition, the Board may exercise any of the authority conferred upon the Committee hereunder. In the event of any such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer to the delegate of the Committee or the Board, as the case may be.

                                   ARTICLE IV.

                                     SHARES

4.1. NUMBER OF SHARES ISSUABLE. The total number of shares initially authorized to be issued only upon exercise of Options issued under the Plan shall be 20,000,000 shares of Common Stock. The number of shares available for issuance upon exercise of Options shall be subject to adjustment in accordance with
Section 7.7.

                                   ARTICLE V.

                                 PARTICIPATION

5.1. ELIGIBLE PARTICIPANTS. Participants in the Plan shall be such key employees, consultants, and non-employee directors of the Company and its Subsidiaries, whether or not members of the Board, as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards in any other year. The designation of a Participant to receive an Award under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors, as it deems pertinent in selecting Participants and in determining the types and amounts of their respective Awards. No person shall be a Participant in this Plan in consideration for consulting or other services related to capital raising activities for the Company or related to any stock promotion activities for the Company.

                                   ARTICLE VI.

                                  STOCK OPTIONS

6.1. OPTION AWARDS.

     (a) GRANT OF OPTIONS. The Committee may grant, to such Participants as the Committee may select, Options entitling the Participants to purchase shares of Common Stock from the Company in such numbers, at such prices, and on such terms and subject to such conditions, not inconsistent with the terms of the Plan, as may be established by the Committee. The terms of any Option granted under the Plan shall be set forth in an Award Agreement. Except as provided in Sections 6.3(c), 6.3(e) or 6.5, Non-Employee Director Options may be immediately exercisable, in whole or in part, and shall remain exercisable until the third anniversary of the Date of Grant.

     (b) PURCHASE PRICE OF OPTIONS. The Committee shall determine the Purchase Price of each share of Common Stock that may be purchased upon exercise of any Option granted under the Plan.

     (c) DESIGNATION OF OPTIONS. Except as otherwise expressly provided in the Plan, the Committee may designate, at the time of the grant of an Option, such Option as an Incentive Stock Option or a Non-Qualified Stock Option; provided, however, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Company or a Subsidiary on the Date of Grant.

     (d) INCENTIVE STOCK OPTION SHARE LIMITATION. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company and its Subsidiaries) that would result in Incentive Stock Options to purchase shares of Common Stock with an aggregate Fair Market Value (measured on the Date of Grant) in excess of that required by current law in any one calendar year.

     (e) RIGHTS AS A STOCKHOLDER. A Participant or a transferee of an Option pursuant to Section 7.4 shall have no rights as a stockholder with respect to the shares of Common Stock covered by an Option until that Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made with respect to any such shares of Common Stock for dividends in cash or other property or distributions of other rights on the Common Stock for which the record date is prior to the date on which that Participant or transferee shall have become the holder of record of any shares covered by such Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 7.7.

6.2 STOCK BONUSES. The Committee of the Plan may grant to such Participants as the Committee may select, stock bonuses of the Common Stock of the Company on such terms, conditions or restrictions as the Committee may determine in its sole discretion.

6.3. TERMS OF STOCK OPTIONS.

       (a) CONDITIONS ON EXERCISE. An Award Agreement with respect to Options may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant and subject to this Article VI.

       (b) DURATION OF OPTIONS. Options shall terminate after the first to occur of the following events:

      (i)  Expiration of the Option as provided in the related Award  Agreement;
or

      (ii) Termination of the Award as provided in Section 6.3(e), following the applicable Participant's Termination of Employment; or

      (iii) In the case of an Incentive Stock Option, three years from the Date of Grant; or

      (c) ACCELERATION OF EXERCISE TIME. The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable at any time after the Date of Grant, to permit the exercise of any Option prior to the time such Option would otherwise become exercisable under the terms of the related Award Agreement.

      (d) EXTENSION OF EXERCISE TIME. In addition to the extensions permitted under Section 6.3(e) in the event of Termination of Employment, the Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of any Option after its expiration date described in Section 6.3(e), subject, however, to the limitations described in Sections 6.3(b)(i), (iii) and
(iv).

       (e) EXERCISE OF OPTIONS UPON TERMINATION OF EMPLOYMENT.

       (i) TERMINATION OF VESTED OPTIONS UPON TERMINATION OF EMPLOYMENT.

      (a) TERMINATION. In the event of Termination of Employment of a Participant other than by reason of death, disability or Retirement, the right of the Participant to exercise any Option shall terminate unless exercised within a period of three months from the date on which the Employee ceased to be so employed, unless the exercise period is extended by the Committee in accordance with Section 6.3(d).

      (b) DISABILITY OR RETIREMENT. In the event of a Participant's Termination of Employment by reason of disability or Retirement, the right of the Participant to exercise any Option which he or she was entitled to exercise upon Termination of Employment (or which became exercisable at a later date pursuant to Section 6.3(e)(ii) shall terminate one year after the date of such Termination of Employment, unless the exercise period is extended by the Committee in accordance with Section 6.3(d). In no event, however, may any Option be exercised later than the date of expiration of the Option determined pursuant to Section 6.3(b)(i), (iii) or (iv).

       (c) DEATH. In the event of the death of a Participant while employed by the Company or a Subsidiary or within any additional period of time from the date of the Participant's Termination of Employment and prior to the expiration of any Option as provided pursuant to Section 6.3(e)(i)(B) or Section 6.3(d) above, to the extent the right to exercise the Option was accrued as of the date of such Termination of Employment and had not expired during such additional period, the right of the Participant's Beneficiary to exercise the Option shall terminate one year after the date of the Participant's death (but in no event more than one year from the date of the Participant's Termination of Employment by reason of disability or Retirement), unless the exercise period is extended by the Committee in accordance with Section 6.3(d). In no event, however, may any Option be exercised later than the date of expiration of the Option determined pursuant to Section 6.3(b)(i), (iii) or (iv).

      (ii) TERMINATION OF UNVESTED OPTIONS UPON TERMINATION OF EMPLOYMENT. Subject to Section 6.3(c), to the extent the right to exercise an Option, or any portion thereof, has not accrued as of the date of Termination of Employment, such right shall expire at the date of such Termination of Employment. Notwithstanding the foregoing, the Committee, in its sole discretion and under such terms as it deems appropriate, may permit, for a Participant who terminates employment by reason of Retirement and who will continue to render significant services to the Company or one of its Subsidiaries after his or her Termination of Employment, the continued vesting of his or her Options during the period in which that individual continues to render such services.

6.4. EXERCISE PROCEDURES. Each Option granted under the Plan shall be exercised by written notice to the Company that must be received by the officer or employee of the Company designated in the Award Agreement at or before the close of business on the expiration date of the Award. The Purchase Price of shares purchased upon exercise of an option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; PROVIDED, HOWEVER, that the Committee may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) shares of Common Stock (which may include shares issuable in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate) or (b) any combination of cash and Common Stock or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program under which, if so instructed by a Participant, shares of Common Stock may be issued directly to the Participant's broker or dealer upon receipt of an irrevocable written notice of exercise from the Participant). In the event that any shares of Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of shares of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any shares of Common Stock transferred to the Company, as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares. Furthermore, a Participant may exercise an Option without payment of the Option Price in the event that the exercise is pursuant to rights under an SAR attached to the Option and which is exercisable on the date of exercise of the Option. In the event an Option with an SAR attached is exercised without payment of the Option Price, the Participant shall be entitled to receive either (i) a cash payment from the Company equal to the excess of the total fair market value of the shares of Stock on such date as determined with respect to which the Option is being exercised over the total cash Option Price of such shares of Stock as set forth in the Option or (ii) that number of whole shares of Stock as is determined by dividing (A) an amount equal to the fair market value per share of Stock on the date of exercise into (B) an amount equal to the excess of the total fair market value of the shares of Stock on such date with respect to which the Option is being exercised over the total cash Option Price of such shares of Stock as set forth in the Option, and fractional shares will be rounded to the next lowest number and the Participant will receive cash in lieu thereof.
SARS

6.5 SARS

      (a) GRANT AND TERMS OF SARS. The Committee may grant SARs to Participants in connection with Stock Options granted under the Plan. SARs shall not be exercisable (i) earlier than six months from the date of grant except as specifically provided in Subsection hereof in the case of the death or Disability of a Participant, and (ii) shall terminate at such time as the Committee determines and shall be exercised only upon surrender of the related Stock Option and only to the extent that the related Stock Option (or the portion thereof as to which the SAR is exercisable) is exercised. SARs may be exercised only by the Participant while actively engaged as a consultant by the Company or a subsidiary except that (i) any SARs previously granted to a Participant which are otherwise exercisable may be exercised, with the approval of the Committee, by the personal representative of a deceased Participant, even if such death should occur within six months of the date of grant (but not beyond the expiration date of such SAR), and (ii) if a Participant terminates his position as a consultant with the Company or a subsidiary, as the case may be, on account of incurring Disability, such Participant may exercise any SARs which are otherwise exercisable, with the approval of the Committee, anytime within 12 months of termination by Disability. If a Participant should die during the applicable three-month period following the applicable 12 month period following the date of termination on account of Disability, the rights of the personal representative of such deceased Participant as such relate to any SARs granted to such deceased Participant shall be governed in accordance with
(i) of the second sentence of this Subsection of this Article. The applicable SAR shall (i) terminate upon the termination of the underlying Stock Option, as the case may be, (ii) only be transferable at the same time and under the same conditions as the underlying Stock Option is transferable, (iii) only be exercised when the underlying Stock Option is exercised, and (iv) may be exercised only if there is a positive spread between the Option Price, as applicable and the "fair market value" of the Stock for which the SAR is exercised.

      (b) ACCELERATION OF OTHERWISE UNEXERCISABLE SARS UPON DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Committee, in its sole discretion, may permit
(i) a Participant who terminates his position as a consultant with the Company or a subsidiary due to a Disability, (ii) the personal representative of such deceased Participant, or (iii) any other Participant who terminates employment as a consultant with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Committee) to exercise (within 12 months in the case of a disabled or deceased Participant) all or any part of any such SARs previously granted to such Participant as of the date of such Participant's Disability, death, or as the Committee otherwise so determines, notwithstanding that all installments, if any with respect to such SARs, had not accrued on such date. Provided, such discretionary authority of the Committee may not be exercised with respect to any SAR (or portion thereof if the applicable six-month waiting period for exercise had not expired as of such date, except
(i) in the event of the Disability of the Participant or (ii) the death of the Participant, when such disabled Participant or the personal representative of such deceased Participant may, with the consent of the Committee, exercise such SARs notwithstanding the fact that the applicable six-month waiting period had not yet expired.

      (c) FORM OF PAYMENT OF SARS. The Participant may request the method and combination of payment upon the exercise of a SAR; however, the Committee has the final authority to determine whether the value of the SAR shall be paid in cash or shares of Stock or both. Upon exercise of a SAR, the holder is entitled to receive the excess amount of the "fair market value" of the Stock (as of the date of exercise) for which the SAR is exercised over the Option Price, as applicable, under the related Stock Option, as the case may be. All applicable federal and state withholding taxes will be paid by the Participant to the Company upon the exercise of a SAR since the excess amount described above will be required to be included within taxable income in accordance with Sections 61and 83 of the Code.

6.6. CHANGE IN CONTROL. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. The provisions of this Section 6.5 shall not be applicable to any Options granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule l3d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

                                  ARTICLE VII.
              TERMS APPLICABLE TO ALL AWARDS GRANTED UNDER THE PLAN

7.1. PLAN PROVISIONS CONTROL AWARD TERMS. The terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan the terms of which are contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 7.3 and Section 7.7, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

7.2. AWARD AGREEMENT. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or the Participant shall have received and acknowledged notice of the Award authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

7.3. MODIFICATION OF AWARD AFTER GRANT. No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of that Award) after its Date of Grant except by express written agreement between the Company and such Participant, provided that any such change (a) may not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

7.4. LIMITATION ON TRANSFER. A Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution and, during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

7.5. TAXES. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment of cash or issuance of shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

      (a) If the Committee approves, in its sole discretion, the Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, the Fair Market Value of which is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of withholding such shares and paying cash.

      (b) The Committee shall have the discretion as to any Award to cause the Company to pay to tax authorities for the benefit of the applicable Participant, or to reimburse such Participant for, the individual taxes which are due on the grant, exercise or vesting of any Award or the lapse of any restriction on any Award (whether by reason of such Participant's filing of an election under Section 83(b) of the Code or otherwise), including, but not limited to, Federal income tax, state income tax, local income tax and excise tax under Section 4999 of the Code, as well as for any such taxes as may be imposed upon such tax payment or reimbursement.

      (c) In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions, as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

7.6. SURRENDER OF AWARDS. Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the Participant approve.

7.7 ADJUSTMENTS TO REFLECT CAPITAL CHANGES.

      (a) RECAPITALIZATION. The number and kind of shares subject to outstanding Awards, the Purchase Price, the number and kind of shares available for Awards subsequently granted under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

      (b) MERGER. After any Merger in which the Company is the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of an Option or receipt of any other Award to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award prior to such Merger, the number and class of shares or other securities to which such Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, such Participant had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Participant in the event of successive Mergers of the character described above. In the event of a Merger in which the Company is not the surviving corporation, the surviving, continuing, successor or purchasing corporation, as the case may be (the "Acquiring Corporation), will either assume the Company's rights and obligations under outstanding Award Agreements or substitute awards in respect of the Acquiring Corporation's stock for outstanding Awards, provided, however, that if the Acquiring Corporation does not assume or substitute for such outstanding Awards, the Board shall provide prior to the Merger that any unexercisable and/or unvested portion of the outstanding Awards shall be immediately exercisable and vested as of a date prior to such merger or consolidation, as the Board so determines. The exercise and/or vesting of any Award that was permissible solely by reason of this Section 7.7(b) shall be conditioned upon the consummation of the Merger. Any Options, which are neither assumed by the Acquiring Corporation not exercised as of the date of the Merger, shall terminate effective as of the effective date of the Merger.

      (c) OPTIONS TO PURCHASE SHARES OR STOCK OF ACQUIRED COMPANIES. After any merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the merger whose shares of stock subject to the old options may no longer be issued following the merger. The manner of application of the foregoing provisions to such options and any appropriate adjustments shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares that might otherwise become subject to any Options.

7.8 NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim of right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its Subsidiaries.

7.9. AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

7.10. GOVERNING LAW. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Nevada and construed in accordance therewith.

7.11. NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Company, the Committee or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

7.12. CAPTIONS. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

7.13. SEVERABILITY. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan, such Award and every other Award at any time granted under the Plan shall remain in full force and effect.

7.14. AMENDMENT AND TERMINATION.

      (a) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time without the authorization or approval of the Company's stockholders, unless the amendment, other than as authorized herein (i) materially increases the benefits accruing to Participants under the Plan, (ii) materially increases the aggregate number of securities that may be issued under the Plan or (iii) materially modifies the requirements as to eligibility for participation in the Plan, but in each case only to the extent then required by the Code or applicable law, or deemed necessary or advisable by the Board. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, materially adversely affect the right of such individual under such Award.

      (b) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not been terminated.


EXECUTED to be effective August 1, 2004

POWER TECHNOLOGY, INC.
A Nevada corporation

By: /s/ Bernard J. Walter
    -----------------------------------------
Name:  Bernard J. Walter
Title: President and Chief Executive Officer

Attest:

/s/ Bernard J. Walter
---------------------------------------------
Name: Bernard J. Walter
Title: Secretary